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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): September 1, 2004

                       PEOPLES EDUCATIONAL HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

2-86551C                                    41-1368898
(Commission File Number)                    (I.R.S. Employer Identification No.)

299 MARKET STREET
SADDLE BROOK, NJ                            07663
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 1, 2004, the registrant issued a press release regarding the registrant's results of operations for its second quarter ended June 30, 2004. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

          (c)     Exhibits.

                  Exhibit 99.1 Press Release issued on September 1, 2004 regarding the registrant's results of operations for the second quarter ended June 30, 2004, furnished pursuant to Item 12 of Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       PEOPLES EDUCATIONAL HOLDINGS, INC.
                                       (Registrant)

                                       By:  /s/ Brian T. Beckwith
                                            ------------------------------------
                                            Name:  Brian T. Beckwith
                                            Title: President and Chief Executive
                                                   Officer
Date: September 1, 2004


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